EXHIBIT 32(a)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nehemia Zucker, Co-President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The accompanying quarterly report on Form 10-Q for the quarter ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of j2 Global Communications, Inc.

By:	/s/ Nehemia Zucker
Nehemia Zucker
Co-President and Chief Operating Officer (Principal Executive Officer)
Dated: March 11, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to j2 Global Communications, Inc. and will be retained by j2 Global Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.